UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2012

VALLEY COMMERCE BANCORP

(Exact name of registrant as specified in its charter)

California	000-51949	46-1981399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 W. Main Street Visalia, California	93291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (559) 622-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 20, 2012, the Board of Directors of Valley Commerce Bancorp (the “Company”) approved the deregistration of the Company’s common stock with the Securities and Exchange Commission and the termination of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended. The Company plans to deregister its common stock by filing a Form 15 with the Securities and Exchange Commission during the first quarter of 2013. Upon the filing of the Form, the Company’s obligation to file certain report with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements, will be immediately suspended.

On November 21, 2012, the Company issued a press release announcing the Board’s decision to deregister. A copy of the press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99	Press release dated November 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2012	Valley Commerce Bancorp By: /s/Roy O. Estridge Roy O. Estridge Executive Vice President and Chief Financial Officer